Exhibit 99.2
Hollywood Media Corp.
Pro Forma Financial Information
(Unaudited)
Introduction
On August 25, 2006, Hollywood Media Corp. (the “Company”) entered into and simultaneously closed on a definitive stock purchase agreement with The New York Times Company, a New York corporation (“The New York Times”), pursuant to which Hollywood Media sold to The New York Times all of the outstanding capital stock of its wholly-owned subsidiary, Baseline Acquisitions Corp. (“BAC”), for a cash purchase price of $35,000,000, subject to a potential post-closing adjustment. The following Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared to illustrate the effect of the sale of assets of BAC, as a discontinued operation, on the historical financial position and results of operations of the Company.
The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2005 and 2006, and for the years ended December 31, 2003, 2004 and 2005, reflect the sale of assets of BAC that occurred on August 25, 2006, as if the sale had occurred as of January 1, 2003. The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the sale of assets of BAC as if the sale occurred on June 30, 2006.
The Unaudited Pro Forma Condensed Consolidated Financial Statements are based upon available information and assumptions that the Company believes are reasonable under the circumstances. The Unaudited Pro Forma Condensed Consolidated Financial Statements have been provided for information purposes and are not necessarily indicative of the financial condition or results of operations that would have been achieved had the sale of assets of BAC occurred on the date indicated. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Condensed Consolidated Financial Statements. The Unaudited Pro Forma Condensed Consolidated Financial Statements, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Quarterly Report on Form 10-Q for the period ended June 30, 2006, and its Annual Report on Form 10-K for the year ended December 31, 2005.
The results of the sale of BAC assets have been accounted for as a discontinued operation in the third quarter of 2006 and the year ended 2006, in accordance with Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long—Lived Assets” in the Company’s Form 10-Q for the quarter ended September 30, 2006 and Form 10-K for the year ended December 31, 2006.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2006
(Unaudited)

	Historical			Pro Forma
	Hollywood	Sale of		Hollywood
	Media Corp.(5)	BAC		Media Corp.
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$2,923,646	$35,000,000	(1)	$37,923,646
Receivables, net	4,440,218	(388,899	)(2)	4,051,319
Inventories held for sale	4,580,967	—		4,580,967
Deferred ticket costs	13,515,552	—		13,515,552
Prepaid expenses	2,486,223	(27,819	)(2)	2,458,404
Other receivables	2,359,406	(20,794	)(2)	2,338,612
Other current assets	55,069	—		55,069
Restricted cash	90,000	—		90,000

Total current assets	30,451,081	34,562,488		65,013,569

ACQUISITION ESCROW	107,314	—		107,314
PROPERTY AND EQUIPMENT, net	2,507,266	(466,204	)(2)	2,041,062
INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED INVESTEES	273,144	—		273,144
INTANGIBLE ASSETS, net	2,669,192	(349,246	)(2)	2,319,946
GOODWILL	48,243,509	(10,716,190	)(2)	37,527,319
OTHER ASSETS	264,277	(18,519	)(2)	245,758

TOTAL ASSETS	$84,515,783	$23,012,329		$107,528,112

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	5,402,109	(126,574	)(2)	$5,275,535
Accrued expenses and other	5,959,784	6,814,170	(2)(3)(7)	12,773,954
Deferred revenue	22,251,091	(582,351	)(2)	21,668,740
Customer deposits	1,738,853	—		1,738,853
Current portion of capital lease obligations	71,053	(16,368	)(2)	54,685
Convertible debenture, net	—	—		—
Senior unsecured notes, net	5,741,596	—		5,741,596

Total current liabilities	41,164,486	6,088,877		47,253,363

DEFERRED REVENUE	76,292	—		76,292
CAPITAL LEASE OBLIGATIONS, less current portion	47,509	(14,432	)(2)	33,077
MINORITY INTEREST	36,694	—		36,694
OTHER DEFERRED LIABILITY	97,199	(31,144	)(2)	66,055
SENIOR UNSECURED NOTES, net	—	—		—
DERIVATIVE LIABILITY	1,720,000	—		1,720,000

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred Stock, $.01 par value, 1,000,000 shares authorized; none outstanding	—			—
Common stock, $.01 par value, 100,000,000 shares authorized; 33,291,274 and 32,703,457 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively	332,913			332,913
Additional paid-in capital	310,149,765			310,149,765
Deferred compensation	—			—
Accumulated deficit	(269,109,075)	16,969,028	(4)	(252,140,047)

Total shareholders’ equity	41,373,603	16,969,028		58,342,631

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$84,515,783	$23,012,329		$107,528,112

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006
(Unaudited)

	Historical		Pro Forma
	Hollywood	Sale of	Hollywood
	Media Corp.(5)	BAC(6)	Corp.
NET REVENUES
Ticketing	$45,436,255	$—	$45,436,255
Data	5,970,156	(2,856,558)	3,113,598
Other	5,560,063	—	5,560,063

	56,966,474	(2,856,558)	54,109,916

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	37,924,753	—	37,924,753
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	3,947,197	(587,138)	3,360,059
Selling, general and administrative	7,703,216	(425,097)	7,278,119
Payroll and benefits	8,791,070	(934,493)	7,856,577
Depreciation and amortization	1,445,929	(434,441)	1,011,488

Total operating costs and expenses	59,812,165	(2,381,169)	57,430,996

Loss from operations	(2,845,691)	(475,389)	(3,321,080)

EQUITY IN LOSSES OF UNCONSOLIDATED INVESTEES	(1,768)	—	(1,768)

OTHER INCOME (EXPENSE)

Interest, net	(1,184,552)	590	(1,183,962)
Change in derivative liability	58,000	—	58,000
Other, net	203,337	(71)	203,266

Loss before minority interest	(3,770,674)	(474,870)	(4,245,544)

MINORITY INTEREST IN EARNINGS OF SUBSIDIARIES	30,256	—	30,256

Net Loss	$(3,740,418)	$(474,870)	$(4,215,288)

Basic and diluted loss per common share	$(0.12)		$(0.13)

Weighted average common and common equivalent shares outstanding — basic and diluted	32,480,256		32,480,256

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2005
(Unaudited)

	Historical		Pro Forma
	Hollywood	Sale of	Hollywood
	Media Corp.(5)	BAC(6)	Corp.
NET REVENUES
Ticketing	$38,358,077	$—	$38,358,077
Data	5,120,533	(2,514,573)	2,605,960
Other	2,694,778	—	2,694,778

	46,173,388	(2,514,573)	43,658,815

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	33,018,470	—	33,018,470
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	2,709,519	(548,357)	2,161,162
Selling, general and administrative	6,156,150	(360,902)	5,795,248
Payroll and benefits	8,288,855	(843,024)	7,445,831
Depreciation and amortization	1,327,449	(527,602)	799,847

Total operating costs and expenses	51,500,443	(2,279,885)	49,220,558

Loss from operations	(5,327,055)	(234,688)	(5,561,743)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	529,420	—	529,420

OTHER INCOME (EXPENSE)

Interest, net	(94,460)	4,427	(90,033)
Other, net	36,140	(18,399)	17,741

Loss before minority interest	(4,855,955)	(248,660)	(5,104,615)

MINORITY INTEREST IN LOSSES OF SUBSIDIARIES	(121,289)	—	(121,289)

Net Loss	$(4,977,244)	$(248,660)	$(5,225,904)

Basic and diluted loss per common share	$(0.16)		$(0.17)

Weighted average common and common equivalent shares outstanding — basic and diluted	30,938,824		30,938,824

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005
(Unaudited)

	Historical		Pro Forma
	Hollywood	Sale of	Hollywood
	Media Corp.(5)	BAC(6)	Corp.
NET REVENUES
Ticketing	$78,890,718	$—	$78,890,718
Data	10,618,631	(5,259,409)	5,359,222
Other	6,105,090	—	6,105,090

	95,614,439	(5,259,409)	90,355,030

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	67,515,534	—	67,515,534
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	5,885,429	(1,106,244)	4,779,185
Selling, general and administrative	12,190,599	(737,920)	11,452,679
Payroll and benefits	16,485,885	(1,797,881)	14,688,004
Depreciation and amortization	2,414,413	(946,079)	1,468,334

Total operating costs and expenses	104,491,860	(4,588,124)	99,903,736

Loss from operations	(8,877,421)	(671,285)	(9,548,706)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	533,228	—	533,228

OTHER INCOME (EXPENSE)
Interest, net	(552,841)	6,670	(546,171)
Change in derivative liability	87,037	—	87,037
Other, net	64,922	(20,399)	44,523

Loss before minority interest	(8,745,075)	(685,014)	(9,430,089)

MINORITY INTEREST IN LOSSES OF SUBSIDIARIES	(168,107)	—	(168,107)

Net Loss	$(8,913,182)	$(685,014)	$(9,598,196)

Basic and diluted loss per common share	$(0.28)		$(0.30)

Weighted average common and common equivalent shares outstanding — basic and diluted	31,470,307		31,470,307

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
(Unaudited)

	Historical		Pro Forma
	Hollywood	Sale of	Hollywood
	Media Corp.(5)	BAC(6)	Corp.
NET REVENUES
Ticketing	$59,689,971	$—	$59,689,971
Data	7,990,473	(3,389,426)	4,601,047
Other	5,298,223	—	5,298,223

	72,978,667	(3,389,426)	69,589,241

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	51,781,133	—	51,781,133
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	5,137,458	(1,079,778)	4,057,680
Selling, general and administrative	11,467,320	(1,230,061)	10,237,259
Payroll and benefits	12,275,369	(1,254,231)	11,021,138
Amortization of CBS advertising	38,807	—	38,807
Depreciation and amortization	2,221,100	(641,899)	1,579,201

Total operating costs and expenses	82,921,187	(4,205,969)	78,715,218

Loss from operations	(9,942,520)	816,543	(9,125,977)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	576,317	—	576,317

OTHER INCOME (EXPENSE)

Interest, net	(2,611,081)	2,305	(2,608,776)
Other, net	767,868	(764,534)	3,334

Loss before minority interest	(11,209,416)	54,314	(11,155,102)

MINORITY INTEREST IN LOSSES OF SUBSIDIARIES	(388,383)	—	(388,383)

Net Loss	$(11,597,799)	$54,314	$(11,543,485)

Basic and diluted loss per common share	$(0.42)		$(0.42)

Weighted average common and common equivalent shares outstanding — basic and diluted	27,784,850		27,784,850

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003
(Unaudited)

	Historical		Pro Forma
	Hollywood	Sale of	Hollywood
	Media Corp.(5)	BAC(6)	Corp.
NET REVENUES
Ticketing	$52,266,539	$—	$52,266,539
Data	6,940,971	(1,916,752)	5,024,219
Other	5,651,452	—	5,651,452

	64,858,962	(1,916,752)	62,942,210

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	44,850,254	—	44,850,254
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	5,347,062	(746,816)	4,600,246
Selling, general and administrative	7,931,645	(617,197)	7,314,448
Payroll and benefits	10,774,386	(702,145)	10,072,241
Amortization of CBS advertising	885,974	—	885,974
Depreciation and amortization	2,624,729	(617,086)	2,007,643

Total operating costs and expenses	72,414,050	(2,683,244)	69,730,806

Loss from operations	(7,555,088)	766,492	(6,788,596)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	957,681	—	957,681

OTHER INCOME (EXPENSE)

Interest, net	(1,442,707)	—	(1,442,707)
Other, net	1,162,660	(1,534,560)	(371,900)

Loss before minority interest	(6,877,454)	(768,068)	(7,645,522)

MINORITY INTEREST IN LOSSES OF SUBSIDIARIES	(564,233)	—	(564,233)

Net Loss	$(7,441,687)	$(768,068)	$(8,209,755)

Basic and diluted income (loss) per common share	$(0.36)		$(0.39)

Weighted average common and common equivalent shares outstanding — basic and diluted	20,829,183		20,829,183

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
Notes to the Pro Forma Condensed Consolidated Financial Statements
(Unaudited)
(1)	To record the cash proceeds of $35,000,000, inclusive of $3,500,000 held in escrow at closing to cover potential indemnification claims.

(2)	Represents adjustments to eliminate assets and liabilities of BAC.

(3)	To accrue for estimated transaction expenses, costs and fees associated with sale of approximately $6,635,652.

(4)	To record the gain on sale of the stock of BAC based on cash consideration:

Proceeds received	$35,000,000
Net assets sold	(10,871,055)
Accrued transaction expense	(6,635,652)

Gain on sale before taxes	$17,493,293
Income taxes	(524,265)

Net gain	$16,969,028

(5)	Represents the Consolidated Statements of Operations and Consolidated Balance Sheet included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2006, and the Consolidated Statements of Operations included in the Company’s Annual Report on Form 10-K for the years ended December 31, 2005, 2004 and 2003, as applicable.

(6)	Represents adjustments to eliminate the results of operations of BAC that the Company believes are directly attributable to the sale and are factually supportable and will not continue after sale.

(7)	Represents income tax liability as a result of the sale of approximately $524,265.